IDT Corporation

Investor Presentation

April 2015

Safe Harbor Statement

All statements in this presentation that are not purely about historical facts, including, but not limited to, those in which we use the words "believe," "anticipate," "expect," "plan," "intend," "estimate, "target" and similar expressions, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

While these forward-looking statements represent our current judgment of what may happen in the future, actual results may differ materially from the results expressed or implied by these statements due to numerous important factors.

Our filings with the SEC provide detailed information on such statements and risks, and should be consulted along with this presentation.

To the extent permitted under applicable law, IDT assumes no obligation to update any forward-looking statements.

Market & Financial Snapshot

IDT Corporation

Industries	Telecom; Transaction Services
Ticker	NYSE: IDT
Stock Price[1]	$17.91
Shares Outstanding	23.5 MM
Market Cap[1]	$420 MM
Cash, cash equivalents, and marketable securities[2]	$152.2 MM
Total long term liabilities	$1.8 MM
Revenue (TTM)[3]	$1,631 MM
Adjusted EBITDA (TTM)[3]	$42.2 MM
EPS fully diluted (TTM)[3]	$4.14
Cash Provided by Operating Activities (TTM)[3]	$57.5 MM
CapEx (TTM)[3]	$23.1 MM
Quarterly dividend	$0.18
Dividend Yield[1]	4.0%
Fiscal Year End	July 31st

[1] Closing price on April 14, 2015

[2] As of January 31, 2015. Additionally, IDT reported $28.3 million receivable from sale of interest in Fabrix Systems Ltd.

[3] TTM - Twelve months ended January 31, 2015

Business Overview

IDT Telecom

- Retail communication and payment services targeted to immigrant communities and under-banked consumers primarily via flagship Boss Revolution brand
- Wholesale termination of international long distance calls for telecoms globally


NO PIN – NO FEES – NO EXPIRATION
BOSS
REVOLUTION
SIN PIN – SIN CARGOS – SIN EXPIRACION

ZEDGE™

- Leading platform for mobile phone personalization
- Top 30 app on Google Play
- 140 MM installs and 27.5 MM monthly active users


ZEDGE
Wallpapers
Live Wallpapers
Ringtones
Notifications
Games

* Google Play is a trademark of Google Inc.

IDT – Creating Shareholder Value

Five Year Record of Value Creation for IDT Shareholders: 2010 - 2014

IDT Class C common stock share price at January 1, 2010	$4.85
IDT Class B common stock share price currently[1]	$20.31
IDT common stock dividends paid (2010-2014)	$3.70
One share of Genie Energy Class B common stock (NYSE: GNE) via spin-off in 2011[1]	$6.18
Genie Energy common stock dividends paid (2010-2014)	$0.24
One half share Straight Path Communications Class B common stock via spin-off in 2013[1]	$9.48
Total Value at December 31, 2014	$39.91
Compound Annual Growth Rate (2010-2014)	52%

[1] Share price at close on December 31, 2014

Investment Thesis

IDT Telecom

- Retail communications growth led by Boss Revolution voice service targeted to underserved foreign born and first generation immigrants
- Diversification into international money transfer and other synergistic payment and non-voice communication services

Upside Potential from Zedge

- 69% (fully diluted) stake in Zedge, a massively popular app for personalization of mobile devices

Other Significant Assets

- NOL's
- Real Estate

Dividend Yield

- Quarterly dividend recently increased to $0.18 per share
- Supported by strong free cash flow

IDT Telecom



IDT Telecom Revenue - (TPS Segment)
By Business Vertical
$10
$50
$181
$148
Retail Communications
Wholesale Termination Services
Payment Services
Hosted Platform Solutions
Millions of USD
Three months ended January 31, 2015

The Transformation at IDT Telecom

From Prepaid Calling Cards....
to Boss Revolution

- Leveraging mobile
- Electronic distribution to retail network
- Multiple services, single brand
- Unified platform
- Pricing transparency

Boss Revolution Value Proposition

Consumers

- Convenient PIN-less dialing
- One-touch dialing through the app
- Cash based
- No service charges – no breakage
- Reloadable
- One platform -- multiple products

Retailers

- Stickiness
- No investment of working capital
- No shelf space
- Lifetime commission
- One platform -- multiple products

NO PIN – NO FEES – NO EXPIRATION
BOSS REVOLUTION
SIN PIN – SIN CARGOS – SIN EXPIRACION

IDT

- Identifiable customer base
- Stickiness
- Single brand
- Direct, targeted communications to customers and retailers
- Diversification to payment services
- No inventory
- Mostly prepaid, minimizing credit risk

Boss Revolution Has Replaced Traditional Calling Cards

(U.S. revenue)


Traditional Calling Card Revenue
Boss Revolution Voice Revenue
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15

Telecom – Boss Revolution

Platform for Communication and Payment Services


BOSS
REVOLUTION
THE INTERNATIONAL
CALLING REVOLUTION
STARTS HERE!!

- Voice continues to grow. Retail Communications revenue increased 6.8% year over year to $718 million*
- Synergistic payment services:
  - International and domestic air-time top-up
  - International money transfer
  - Domestic bill payment
  - Virtual gift cards

** Rate of growth for Q2 FY2015 compared to Q2 FY2014. TTM for 12 months ended January 31, 2015.*

Telecom – Retail / Boss Revolution

Robust Foreign Born Penetration*



0%
10%
20%
30%
40%
50%
Guatemala 44%
Honduras 42%
Ghana 39%
Kenya 32%
Dominican… 30%
Nigeria 28%
Haiti 23%
Costa Rica 22%
Nicaragua 18%
Sudan 17%
El Salvador 16%
Bahamas 16%
Spain 16%
Sierra Leone 16%
Yemen 15%
July 2014

* Boss Revolution PIN-less customers as percent of foreign born US population

Telecom – Wholesale Termination

Leverages Retail Traffic in Wholesale Market


FIGURE 5
Traffic Volumes of Top Carriers, 2013
Vodafone 52.6
Tata 52.1
Orange 30.1
BICS 28.2
KDDI 27.3
KPN/iBasis 25.6
IDT (2) 24.3
Telecom Italia 24.2
Deutsche Telekom 24.0
Telefonica
0 10 20 30 40 50 60
Total International Minutes (billions)
Source: TeleGeography
© 2014 PriMetrica, Inc.
IDT is 7th largest carrier

- Carries international long distance calls on behalf of other telecom providers
- Retail minutes create reciprocal "buy and sell" opportunities
- IDT Telecom is a top ten carrier globally
- Largest US based carrier

Telecom – Payment Services

Synergistic payment services include:

International Money Transfer

BOSS REVOLUTION MONEY TRANSFER

- Market opportunity: Annual remittances from US total ~ $50 billion. Over half of foreign-born Hispanics in US routinely remit.


EVERY TIME
YOU SEND MONEY
NEW
SOMETHING
GOOD HAPPENS
With a free call to greet
and confirm the transfer
BOSS
REVOLUTION
MONEY TRANSFER

- Began gradual roll-out in 2013
- Now offered in 19 states including TX, FL and IL and licensed in 47 states / jurisdictions
- Leverages Boss Revolution platform and distribution network
- Disbursement network now over 37,000 locations in 17 Latin American nations, 1400 locations in 18 African nations
- Expect to become EBITDA accretive FY 2017-2018

Telecom – Payment Services

International Money Transfer

Early Results Suggest Market Potential and Demonstrate Scalable Operating Infrastructure



Transactions
U.S. Agents
Transactions
Agents
50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
700
600
500
400
300
200
100
0
J F M A M J J* A S O N D* J F M
*Reflects seasonal promotions

Telecom – Other Early Stage Initiatives

Net2Phone® Office

- **IP-PBX solutions**
  - Net2Phone SIP Trunking – Provides international voice channels for enterprise VoIP systems and IP-PBXs
  - Net2Phone Office – Hosted PBX service for SMEs

- **White label apps**
  - Leverages IDT infrastructure and Boss Revolution platform
  - Enables fixed operators to compete with mobile and OTT providers for international calls, mobile top-up and messaging


RECENTS
Josh Hanwikel
+44 502 6608 9756
+44 502 8595 5360
REFER A FRIEND
Create a new contact

- **OTT Messaging**
  - In development for Boss Revolution platform
  - Revenue potential through contextual search

- **BIN Sponsorship**
  - Provisions Bank Identification Numbers (BINs) to facilitate transaction processing for prepaid debit card programs in the EU

Zedge: A Global Leader in Device Customization


1:20
ZEDGE
Wallpapers
Live Wallpapers
Ringtones
Notifications
Games
My downloads
My favorites
Settings

GET IT ON Google play

Available on iTunes

Windows Phone Store

- Zedge is a leading platform for device customization
- Enables users to change their mobile phone's ringtones, wallpapers, notification sounds and app icons utilizing curated library of free, high quality mobile device customization content
- Ringtones, wallpapers and icons are omnipresent on mobile devices – perhaps the world's most valuable real estate – and Zedge is go to platform for this content
- Powerful platform to tell stories combining audio and visual content
- Monetization through advertising and app distribution
- Rich gross margins (85%) and eCPMS
- Top tier advertisers and publishers
- High quality user base - strong growth, attractive demo, monetizable, recurring usage, great user retention, etc.
- Provides personalized content recommendations based on unique preferences

Zedge: Value Drivers

Stable, sustained growth for over 5 years
- Surpassed 140MM app installs since launch
- More than 200K new users (gross) per day
- Growth is organic and viral

Mass market appeal
- Offers high quality, simplicity, fun and variety
- Top 30 most popular apps in Google Play (US) for more than 5 years

~75% of the customer base in N. America and Europe
- Existing users are highly monetizable
- Untapped growth opportunity in Asia

Strong monetization
- Gross margins in the 85% range
- Portfolio of recurring advertisers
- Potential for additional revenue streams

140MM Installs
65MM Active Installs
27MM MAU


150
100
50
0
Oct '09
Oct '10
Oct '11
Oct '12
Oct '13
Oct '14

Appendix – Current Financials

IDT Corporation

Balance Sheet

As of January 31, 2015
(USD in millions)

Assets		Liabilities and Equity	
Cash and marketable securities	152.2	Accounts payable and accrued expenses	168.1
Restricted cash and cash equivalents	69.2	Deferred revenue	87.7
Trade accounts receivable, net	55.8	Customer deposits	64.5
Receivable from sale of interest in Fabrix Systems Ltd.	28.3	Other current liabilities	11.1
Prepaid expenses	16.3	Total current liabilities	331.4
Deferred income tax, net - short term	2.0		
Other current assets	10.3	Other liabilities	1.8
Total current assets	334.1	Total liabilities	333.3
Plant, property and equipment	86.2	Noncontrolling interests	1.2
Intangible assets and goodwill	15.9	Shareholders' equity	145.9
Investments	11.4	Total liabilities & equity	480.4
Deferred income tax, net - long term	14.7		
Other assets	18		
Total assets	480.4		

Appendix – IDT Current Financials

Profit & Loss

(USD in millions)	3Q14	4Q14	1Q15	2Q15	TTM*
Revenue	403.8	420.7	412.9	394.2	1631.5
Direct Cost of Revenue	332.4	349.3	343.8	328.7	1354.2
Gross Profit	71.4	71.4	69.1	65.4	277.3
Gross Margin %	17.7%	17.0%	16.7%	16.6%	17.0%
SG&A	55.5	58.3	57.0	57.4	228.3
SG&A %	13.8%	13.9%	13.8%	14.6%	14.0%
Adjusted EBITDA	13.3	10.4	10.4	8.0	42.2
Income from Operations	9.2	5.8	79.6	3.7	98.3
EPS (fully diluted)	0.22	0.33	3.47	0.11	4.13

*Twelve months ended January 31, 2015

Appendix – IDT Financials ex Fabrix

Profit & Loss Exclusive of Fabrix

(USD in millions)	3Q14	4Q14	1Q15	2Q15	TTM*
Revenue	399.3	414.8	408.7	394.2	1617.0
Direct Cost of Revenue	331.7	348.3	342.9	328.7	1351.6
Gross Profit	67.6	66.5	65.8	65.4	265.3
Gross Margin %	16.9%	16.0%	16.1%	16.6%	16.4%
SG&A	54.6	56.9	56.4	57.4	225.4
SG&A %	13.7%	13.7%	13.8%	14.6%	13.9%
Adjusted EBITDA	12.9	9.6	9.4	8.0	39.9
Income from Operations	8.9	5.1	3.5	3.2	20.7
EPS (fully diluted)	0.21	0.28	0.16	0.09	0.73

*Twelve months ended January 31, 2015

Non-GAAP Reconciliation

In addition to disclosing financial results that are determined in accordance with generally accepted accounting principles in the United States of America (GAAP), IDT's investor presentation also includes Adjusted EBITDA, Gross Profit and Profit & Loss exclusive of Fabrix Systems, Ltd. and sale of interest in Fabrix Systems Ltd., which are non-GAAP measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.

Management believes that IDT's Adjusted EBITDA, Gross Profit and Profit & Loss exclusive of Fabrix Systems, Ltd. and sale of interest in Fabrix Systems Ltd., are measures that provide useful information to both management and investors by excluding certain revenues, expenses and non-routine gains or losses that may not be indicative of IDT's or the relevant segment's core operating results.

Management uses Adjusted EBITDA, Gross Profit and Profit & Loss exclusive of Fabrix Systems, Ltd. and sale of interest in Fabrix Systems Ltd., among other measures, as relevant indicators of core operational strengths in its financial and operational decision making. In addition, management uses Adjusted EBITDA, Gross Profit and Profit & Loss exclusive of Fabrix Systems, Ltd. and sale of interest in Fabrix Systems Ltd., to evaluate operating performance in relation to IDT's competitors. Disclosure of these financial measures may be useful to investors in evaluating performance and allows for greater transparency to the underlying supplemental information used by management in its financial and operational decision-making. In addition, IDT has historically reported similar financial measures and believes such measures are commonly used by readers of financial information in assessing performance, therefore the inclusion of comparative numbers provides consistency in financial reporting at this time.

Management refers to Adjusted EBITDA, Gross Profit and Profit & Loss exclusive of Fabrix Systems, Ltd. and sale of interest in Fabrix Systems Ltd., as well as the GAAP measures income (loss) from operations and net income, on a segment and/or consolidated level to facilitate internal and external comparisons to the segments' and IDT's historical operating results, in making operating decisions, for budget and planning purposes, and to form the basis upon which management is compensated.

IDT's measure of Adjusted EBITDA consists of revenues less direct cost of revenues, selling, general and administrative expense and research and development expense. Another way of calculating Adjusted EBITDA is to start with income (loss) from operations, add depreciation and amortization, severance expense, and other operating losses, and subtract the gain on the sale of interest in Fabrix Systems Ltd., and other operating gains.

IDT's measure of Gross Profit consists of revenues less direct cost of revenue. IDT's measure of gross profit does not include an allocation of depreciation and amortization.

These additions and subtractions are non-cash and/or non-routine items in the relevant fiscal 2015 and 2014 periods.

(continued on next page)

Non-GAAP Reconciliation

While depreciation and amortization are considered operating costs under GAAP, these expenses primarily represent the non-cash current period allocation of costs associated with long-lived assets acquired or constructed in prior periods. IDT's operating results exclusive of depreciation and amortization charges are useful indicators of its current performance.

Severance expense is also excluded from the calculation of Adjusted EBITDA. Severance expense is reflective of decisions made by management in each period regarding the aspects of IDT's and its segments' businesses to be focused on in light of changing market realities and other factors. While there may be similar charges in other periods, the nature and magnitude of these charges can fluctuate markedly and do not reflect the performance of IDT's core and continuing operations.

Gain on the sale of interest in Fabrix Systems Ltd. and other operating gains (losses), which are components of income (loss) from operations, are excluded from the calculation of Adjusted EBITDA. From time-to-time, IDT will select and incubate promising early stage businesses outside of its core business for eventual sale or spin-off to its stockholders.

The other calculation of Adjusted EBITDA consists of revenues less direct cost of revenues, selling, general and administrative expense and research and development expense. As the other excluded items are not reflected in this calculation, they are excluded automatically and there is no need to make additional adjustments. This calculation results in the same Adjusted EBITDA amount and its utility and significance is as explained above.

Adjusted EBITDA, Gross Profit and Profit & Loss exclusive of Fabrix Systems Ltd. and sale of interest in Fabrix Systems Ltd., should be considered in addition to, not as a substitute for, or superior to, income (loss) from operations and cash flow from operating activities, or other measures of liquidity and financial performance prepared in accordance with GAAP. In addition, IDT's measurements of Adjusted EBITDA , Gross Profit and Profit & Loss exclusive of Fabrix Systems Ltd. and sale of interest in Fabrix Systems Ltd., may not be comparable to similarly titled measures reported by other companies.

Following are reconciliations of Adjusted EBITDA and Profit & Loss exclusive of Fabrix Systems Ltd. and sale of interest in Fabrix Systems Ltd., to the most directly comparable GAAP measure for IDT on a consolidated basis.

Non-GAAP Reconciliation

Reconciling Adjusted EBITDA to Income from Operations Consolidated

Adjusted EBITDA (slides #3 and #19)

	3Q14	4Q14	1Q15	2Q15	TTM*
Adjusted EBITDA	13,323,222	10,396,413	10,415,890	8,042,490	42,178,015
D&A	4,153,173	4,209,346	4,405,162	4,439,751	17,207,432
Severance	-	-	1,548,333	351,123	1,899,456
Other (gains) losses	-	374,486	(75,145,349)	(483,745)	(75,254,608)
Income from operations	9,170,049	5,812,581	79,607,744	3,735,362	98,325,736

Adjusted EBITDA x Fabrix (slide #20)

	3Q14	4Q14	1Q15	2Q15	TTM*
Adjusted EBITDA x Fabrix	12,921,791	9,575,481	9,395,228	8,042,490	39,934,990
D&A x Fabrix	4,052,603	4,103,162	4,332,413	4,439,751	16,927,929
Severance x Fabrix	-	-	1,548,333	351,123	1,899,456
Other (gains) losses x Fabrix	-	374,486	-	-	374,486
Income from operations x Fabrix	8,869,188	5,097,833	3,514,482	3,251,616	20,733,119
Income from operations of Fabrix	300,861	714,748	947,913	-	1,963,522
Gain on sale of Interest in Fabrix	-	-	75,145,349	483,745	75,629,094
Income from operations	9,170,049	5,812,581	79,607,744	3,735,361	98,325,735

*Twelve months ended January 31, 2015

Non-GAAP Reconciliation

Reconciling Profit and Loss exclusive of Fabrix Systems Ltd.,

and

Sale of Interest in Fabrix Systems Ltd., to Consolidated Profit and Loss

	3Q14			4Q14			1Q15		
	Ex Fabrix	Fabrix	GAAP	Ex Fabrix	Fabrix	GAAP	Ex Fabrix	Fabrix	GAAP
Revenue	399,285,068	4,476,443	403,761,511	414,797,388	5,888,741	420,686,129	408,708,687	4,169,542	412,878,229
Direct Cost of Revenue	331,719,948	656,347	332,376,295	348,281,137	1,031,390	349,312,527	342,894,105	913,154	343,807,259
Gross Profit	67,565,120	3,820,096	71,385,216	66,516,251	4,857,351	71,373,602	65,814,582	3,256,388	69,070,970
SG&A	54,643,329	904,874	55,548,203	56,940,769	1,405,065	58,345,834	56,419,354	579,498	56,998,852
Adjusted EBITDA	12,921,792	401,430	13,323,222	9,575,481	820,932	10,396,413	9,395,228	1,020,662	10,415,890
Income from Operations	8,869,188	300,860	9,170,048	5,097,834	714,748	5,812,582	3,514,482	76,093,262	79,607,744
Net Income	4,755,021	261,566	5,016,587	6,431,669	1,278,051	7,709,720	3,727,955	76,427,621	80,155,576
EPS (fully diluted)	$0.21	$0.01	$0.22	$0.28	$0.06	$0.33	$0.16	$3.31	$3.47

	2Q15			TTM*		
	Ex Fabrix	Fabrix	GAAP	Ex Fabrix	Fabrix	GAAP
Revenue	394,172,822	-	394,172,822	1,616,963,965	14,534,726	1,631,498,691
Direct Cost of Revenue	328,736,766	-	328,736,766	1,351,631,956	2,600,891	1,354,232,847
Gross Profit	65,436,056	-	65,436,056	265,332,009	11,933,835	277,265,844
SG&A	57,393,566	-	57,393,566	225,397,018	2,889,437	228,286,455
Adjusted EBITDA	8,042,490	-	8,042,490	39,934,991	2,243,024	42,178,015
Income from Operations	3,251,617	483,745	3,735,362	20,733,121	77,592,615	98,325,736
Net Income	2,026,682	483,745	2,510,427	16,941,327	78,450,983	95,392,310
EPS (fully diluted)	$0.09	$0.02	$0.11	$0.73	$3.40	$4.13

* Twelve Months Ended January 31, 2015

Thank you

IDT Investor Relations
520 Broad Street
Newark, NJ 07102
invest@idt.net